Related party disclosures	12 Months Ended
Dec. 31, 2025
Disclosure of transactions between related parties [abstract]
Related party disclosures	30. Related party disclosures
Key management personnel

Total compensation	2025	2024	2023
	$m	$m	$m
Short-term employment benefits	22.0	20.1	18.6
Contributions to defined contribution pension plans	0.5	0.4	0.5
Equity compensation benefits[a]	18.6	16.4	15.8
	41.1	36.9	34.9
a.As measured in accordance with IFRS 2 ‘Share-based Payment’.
There were no other transactions with key management personnel, defined as the Board and Executive Committee, during the years ended 31 December 2025, 2024 or 2023.
Associates and joint ventures

	2025	2024	2023
	$m	$m	$m
Fee revenue	10	12	11
Expenses	(1)	–	–
Amounts receivable (net)	50	41	19
Amounts payable	(1)	–	(10)
The Group has a performance guarantee with a maximum exposure remaining of $2m (2024: $4m) for one associate.
The Group funds shortfalls in owner returns relating to the Barclay associate. In addition, loans both to and from the Barclay associate of $237m (2024: $237m) are offset in accordance with the provisions of IAS 32 ‘Financial Instruments: Presentation’
and presented net in the Group statement of financial position. Interest payable and receivable under the loans is equivalent.
The loans have an average interest rate of 4.1% (2024: 4.1%) and interest is presented net in the Group income statement.
Notes 6 and 14 contain details of other transactions with the Barclay associate.
Amounts receivable include $35m preferred equity investments in three associates (2024: $34m in three associates) which are presented within other financial assets. The face value of these receivables is $47m, the difference to book value being due to discounting for time value of money and provisions for expected credit losses.
The closing loan and preferred equity balances above represent the maximum amount outstanding during the year.